UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
October 28, 2022
Date of Report (Date of earliest event reported)
_____________________
Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)
(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HURN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 28, 2022, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”), and a periodic review of the bylaws of Huron Consulting Group Inc. (“Huron” or the “Company”), the Board of Directors (the “Board”) of the Company adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:
•Enhance procedural mechanics, including to require additional disclosures from nominating or proposing shareholders, proposed nominees and other persons associated with nominating or proposing shareholders and to address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934;
•Modify the provisions related to lists of stockholders entitled to vote at stockholder meetings to reflect amendments to the DGCL;
•Amend the notice provisions to reflect amendments to the DGCL relating to electronic transmission of notices to stockholders;
•Provide that either the Chairman of the Board of Directors, the President or the Board may adjourn a stockholder meeting;
•Add a forum selection provision, which provides that, unless the Company consents in writing to the selection of another forum, the Delaware Court of Chancery will be the sole and exclusive forum for the following actions: (a) any derivative action or proceeding brought by or in the name of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or to the Company’s stockholders, (c) any action arising pursuant to any provision of the DGCL or the Company’s Certificate of Incorporation or its bylaws, or (d) any action asserting a claim against the Company governed by the internal affairs doctrine. Additionally, the Amended and Restated Bylaws include language pursuant to which stockholders are deemed to have consented to personal jurisdiction in the Delaware Court of Chancery and to service of process on their counsel in any action initiated in violation of the forum selection provision;
•Add a federal forum selection clause, which provides that unless the Company’s board of directors consents in writing to the selection of an alternate forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any claim arising under the Securities Act of 1933, as amended; and
•Make other updates, including ministerial, clarifying, and conforming changes.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Exhibit Description
3.1	Amended and Restated Bylaws of Huron Consulting Group Inc. (as amended on October 28, 2022).
101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	November 2, 2022	/s/ JOHN D. KELLY
John D. Kelly
Executive Vice President, Chief Financial Officer and Treasurer